Exhibit 99

Catalyst for a better Hawai'i

2018

Statistical Supplement

Corporate Headquarters
Hawaiian Electric Industries, Inc.
1001 Bishop Street, Suite 2900
Honolulu, HI 96813
Telephone: 808-543-7300
E-mail: ir@hei.com
Internet address:
http://www.hei.com

Hawaiian Electric Industries, Inc.
2018 Statistical Supplement

i

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2018	2017	2016	2015	2014
(dollars in thousands, except per share amounts)
Results of operations
Revenues	$2,860,849	$2,555,625	$2,380,654	$2,602,982	$3,239,542
Net income for common stock	201,774	165,297	248,256	159,877	168,129
Basic earnings per common share	1.85	1.52	2.30	1.50	1.65
Diluted earnings per common share	1.85	1.52	2.29	1.50	1.63
Dividends per common share	1.24	1.24	1.24	1.24	1.24
Operating income (loss)
Electric utility	$241,661	$263,524	$290,070	$274,116	$275,768
Bank	108,235	99,536	88,227	83,812	79,295
Other	(16,540)	(16,827)	(22,459)	(35,375)	(22,463)
	$333,356	$346,233	$355,838	$322,553	$332,600
Assets [1]
Electric utility	$5,967,503	$5,630,613	$5,431,903	$5,166,123	$5,083,589
Bank	7,027,894	6,798,659	6,421,357	6,014,755	5,566,222
Other	108,654	104,888	28,721	95,053	60,900
	$13,104,051	$12,534,160	$11,881,981	$11,275,931	$10,710,711
Capital structure [1,2]
Short-term borrowings - other than bank	$73,992	$117,945	$—	$103,063	$118,972
Long-term debt, net - other than bank	1,879,641	1,683,797	1,619,019	1,578,368	1,498,547
Preferred stock of subsidiaries	34,293	34,293	34,293	34,293	34,293
Common stock equity	2,162,280	2,097,386	2,066,753	1,927,640	1,790,573
	$4,150,206	$3,933,421	$3,720,065	$3,643,364	$3,442,385
Capital structure ratios [1,2]
Short-term borrowings - other than bank	1.8%	3.0%	-- %	2.9%	3.5%
Long-term debt, net - other than bank	45.3	42.8	43.5	43.3	43.5
Preferred stock of subsidiaries	0.8	0.9	0.9	0.9	1.0
Common stock equity	52.1	53.3	55.6	52.9	52.0
	100.0%	100.0%	100.0%	100.0%	100.0%
Key financial ratios
Market price to book value per common share [1]	184%	188%	174%	161%	192%
Price earnings ratio [3]	19.8x	23.8x	14.4x	19.3x	20.5x
Return on average common equity	9.5%	7.9%	12.4%	8.6%	9.6%
Indicated annual yield [1]	3.4%	3.4%	3.7%	4.3%	3.7%
Dividend payout ratio	67%	82%	54%	82%	75%
Full-time employees
Hawaiian Electric and its subsidiaries	2,704	2,724	2,662	2,727	2,759
ASB	1,148	1,115	1,093	1,152	1,162
Consolidated HEI	3,898	3,880	3,796	3,918	3,965
Note:	This report should be read in conjunction with HEI’s Form 10-K for each year. Financial data for periods prior to January 1, 2016 has been updated to reflect the retrospective adoption of Accounting Standards Update (ASU) No. 2015-03. Financial data for periods prior to December 31, 2018 (but after December 31, 2015) has been updated to reflect the retrospective adoption of ASU No. 2017-07. Financial data for periods prior to December 31, 2018 has been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to assets, which reduced the respective balances.
[1] At December 31.
[2]	Excludes ASB's deposit liabilities and other borrowings.
[3]	Calculated using December 31 market price per common share divided by diluted earnings per common share.

CONSOLIDATED STATEMENTS OF INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2018	2017	2016	2015	2014
(in thousands, except per share amounts)
Revenues
Electric utility	$2,546,525	$2,257,566	$2,094,368	$2,335,166	$2,987,323
Bank	314,275	297,640	285,924	267,733	252,497
Other	49	419	362	83	(278)
Total revenues	2,860,849	2,555,625	2,380,654	2,602,982	3,239,542
Expenses
Electric utility	2,304,864	1,994,042	1,804,298	2,061,050	2,711,555
Bank	206,040	198,104	197,697	183,921	173,202
Other	16,589	17,246	22,821	35,458	22,185
Total expenses	2,527,493	2,209,392	2,024,816	2,280,429	2,906,942
Operating income (loss)
Electric utility	241,661	263,524	290,070	274,116	275,768
Bank	108,235	99,536	88,227	83,812	79,295
Other	(16,540)	(16,827)	(22,459)	(35,375)	(22,463)
Total operating income	333,356	346,233	355,838	322,553	332,600
Merger termination fee	—	—	90,000	—	—
Retirement defined benefits expense—other than service costs	(5,962)	(7,942)	(7,663)	—	—
Interest expense, net—other than on deposit liabilities
and other bank borrowings	(88,677)	(78,972)	(75,803)	(77,150)	(76,352)
Allowance for borrowed funds used during construction	4,867	4,778	3,144	2,457	2,579
Allowance for equity funds used during construction	10,877	12,483	8,325	6,928	6,771
Income before income taxes	254,461	276,580	373,841	254,788	265,598
Income taxes	50,797	109,393	123,695	93,021	95,579
Net income	203,664	167,187	250,146	161,767	170,019
Preferred stock dividends of subsidiaries	1,890	1,890	1,890	1,890	1,890
Net income for common stock	$201,774	$165,297	$248,256	$159,877	$168,129
Basic earnings per common share	$1.85	$1.52	$2.30	$1.50	$1.65
Diluted earnings per common share	$1.85	$1.52	$2.29	$1.50	$1.63
Weighted-average number of common shares outstanding	108,855	108,749	108,102	106,418	101,968
Weighted-average shares assuming dilution	109,146	108,933	108,309	106,721	102,937

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2018	2017	2016	2015	2014
(in thousands)
Net income for common stock	$201,774	$165,297	$248,256	$159,877	$168,129
Other comprehensive income (loss), net of taxes:
Net unrealized gains (losses) on available-for-sale investment securities:
Net unrealized gains (losses) on available-for-sale investment securities arising during the period, net of taxes	(9,472)	(4,370)	(5,699)	(2,334)	5,840
Reclassification adjustment for net realized gains included in net income, net of taxes	—	—	(360)	—	(1,715)
Derivatives qualified as cash flow hedges:
Effective portion of foreign currency hedge net unrealized losses, net of tax benefits	—	—	(281)	—	—
Unrealized interest rate hedging loss, net of tax benefit	(436)	—	—	—	—
Reclassification adjustment to net income, net of taxes	—	454	(119)	235	236
Retirement benefit plans:
Net gains (losses) arising during the period, net of taxes	(28,101)	65,531	(43,510)	5,889	(234,166)
Adjustment for amortization of transition obligation, prior service credit and net losses recognized during the period in net periodic benefit cost, net of tax benefits	21,015	15,737	14,518	22,465	11,344
Reclassification adjustment for impact of D&Os of the PUC included in regulatory assets, net of taxes	8,325	(78,724)	28,584	(25,139)	207,833
Other comprehensive income (loss), net of taxes	(8,669)	(1,372)	(6,867)	1,116	(10,628)
Comprehensive income attributable to Hawaiian Electric Industries, Inc.	$193,105	$163,925	$241,389	$160,993	$157,501
Notes: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
Income statement amounts for periods prior to December 31, 2018 (but after December 31, 2015) have been updated to reflect the retrospective adoption of
ASU No. 2017-07. A reconciliation of GAAP to non-GAAP measures is located in the Appendix.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31	2018	2017	2016	2015	2014
(in thousands)
ASSETS
Cash and cash equivalents	$169,208	$261,881	$278,452	$300,478	$175,542
Accounts receivable and unbilled revenues, net	325,672	263,209	237,950	242,766	313,696
Available-for-sale investment securities, at fair value	1,388,533	1,401,198	1,105,182	820,648	550,394
Held-to-maturity investment securities, at amortized cost	141,875	44,515	—	—	—
Stock in Federal Home Loan Bank, at cost	9,958	9,706	11,218	10,678	69,302
Loans, net	4,792,707	4,628,381	4,701,977	4,570,412	4,397,457
Property, plant and equipment, net	4,830,118	4,460,248	4,059,940	3,871,571	3,682,342
Regulatory assets	833,426	869,297	957,451	896,731	905,264
Other	530,364	513,535	447,621	480,457	534,524
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$13,104,051	$12,534,160	$11,881,981	$11,275,931	$10,710,711

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Accounts, interest and dividends payable	$243,027	$219,551	$168,504	$164,565	$211,761
Deposit liabilities	6,158,852	5,890,597	5,548,929	5,025,254	4,623,415
Short-term borrowings - other than bank	73,992	117,945	—	103,063	118,972
Other bank borrowings	110,040	190,859	192,618	328,582	290,656
Long-term debt, net - other than bank	1,879,641	1,683,797	1,619,019	1,578,368	1,498,547
Deferred income taxes	372,518	388,430	728,806	680,877	633,570
Regulatory liabilities	950,236	880,770	410,693	371,543	344,849
Defined benefit pension and other postretirement benefit plans liability	538,384	509,514	638,854	589,918	632,845
Other	580,788	521,018	473,512	471,828	531,230
Total liabilities	10,907,478	10,402,481	9,780,935	9,313,998	8,885,845
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Preferred stock	—	—	—	—	—
Common stock	1,669,267	1,662,491	1,660,910	1,629,136	1,521,297
Retained earnings	543,623	476,836	438,972	324,766	296,654
Accumulated other comprehensive loss, net of tax benefits	(50,610)	(41,941)	(33,129)	(26,262)	(27,378)
Total shareholders' equity	2,162,280	2,097,386	2,066,753	1,927,640	1,790,573
Total liabilities and shareholders' equity	$13,104,051	$12,534,160	$11,881,981	$11,275,931	$10,710,711
Notes:	See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Periods prior to January 1, 2016 reflect the retrospective adoption of ASU No. 2015-03. Periods prior to December 31, 2018 have been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to "Property, plant and equipment, net" assets, which reduced the respective balances.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries				Accumulated
Unaudited				other
	Common stock		Retained	comprehensive
(in thousands, except per share amounts)	Shares	Amount	earnings	income (loss)	Total
Balance, December 31, 2013	101,260	$1,488,126	$255,030	$(16,750)	$1,726,406
Net income for common stock	—	—	168,129	—	168,129
Other comprehensive loss, net of tax benefits	—	—	—	(10,628)	(10,628)
Issuance of common stock:
Partial settlement of equity forward	1,000	24,873	—	—	24,873
Dividend reinvestment and stock purchase plan	95	2,461	—	—	2,461
Retirement savings and other plans	210	6,816	—	—	6,816
Share-based expense and other, net	—	(979)	—	—	(979)
Common stock dividends ($1.24 per share)	—	—	(126,505)	—	(126,505)
Balance, December 31, 2014	102,565	1,521,297	296,654	(27,378)	1,790,573
Net income for common stock	—	—	159,877	—	159,877
Other comprehensive income, net of taxes	—	—	—	1,116	1,116
Issuance of common stock:
Partial settlement of equity forward	4,700	109,183	—	—	109,183
Retirement savings and other plans	195	5,578	—	—	5,578
Share-based expense and other, net	—	(6,922)	—	—	(6,922)
Common stock dividends ($1.24 per share)	—	—	(131,765)	—	(131,765)
Balance, December 31, 2015	107,460	1,629,136	324,766	(26,262)	1,927,640
Net income for common stock	—	—	248,256	—	248,256
Other comprehensive loss, net of tax benefits	—	—	—	(6,867)	(6,867)
Issuance of common stock:
Dividend reinvestment and stock purchase plan	859	26,844	—	—	26,844
Retirement savings and other plans	264	9,298	—	—	9,298
Share-based expense and other, net	—	(4,368)	—	—	(4,368)
Common stock dividends ($1.24 per share)	—	—	(134,050)	—	(134,050)
Balance, December 31, 2016	108,583	1,660,910	438,972	(33,129)	2,066,753
Net income for common stock	—	—	165,297	—	165,297
Other comprehensive loss, net of tax benefits	—	—	—	(1,372)	(1,372)
Reclass of AOCI for tax rate reduction impact	—	—	7,440	(7,440)	—
Issuance of common stock:
Retirement savings and other plans	205	4,664	—	—	4,664
Share-based expense and other, net	—	(3,083)	—	—	(3,083)
Common stock dividends ($1.24 per share)	—	—	(134,873)	—	(134,873)
Balance, December 31, 2017	108,788	1,662,491	476,836	(41,941)	2,097,386
Net income for common stock	—	—	201,774	—	201,774
Other comprehensive loss, net of tax benefits	—	—	—	(8,669)	(8,669)
Issuance of common stock:
Retirement savings and other plans	91	2,650	—	—	2,650
Share-based expense and other, net	—	4,126	—	—	4,126
Common stock dividends ($1.24 per share)	—	—	(134,987)	—	(134,987)
Balance, December 31, 2018	108,879	$1,669,267	$543,623	$(50,610)	$2,162,280
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2018	2017	2016

(in thousands)
Cash flows from operating activities
Net income	$203,664	$167,187	$250,146
Adjustments to reconcile net income
to net cash provided by operating activities
Depreciation of property, plant and equipment	214,036	200,658	194,273
Other amortization	41,593	21,340	10,473
Provision for loan losses	14,745	10,901	16,763
Loans originated and purchased, held for sale	(109,537)	(115,104)	(236,769)
Proceeds from sale of loans, held for sale	112,182	127,951	236,062
Deferred income taxes	(9,368)	37,835	47,118
Share-based compensation expense	7,792	5,404	4,789
Allowance for equity funds used during construction	(10,877)	(12,483)	(8,325)
Other	(4,219)	(3,324)	(12,422)
Changes in assets and liabilities
Increase in accounts receivable and unbilled revenues, net	(64,321)	(12,875)	(898)
Increase (decrease) in accounts, interest and dividends payable	21,528	34,985	(9,643)
Change in prepaid and accrued income taxes, tax credits and utility revenue taxes	29,429	20,685	39,109
Increase in defined benefit pension and other postretirement benefit plans	20,871	882	1,587
Decrease (increase) in fuel oil stock	7,054	(20,794)	4,786
Decrease (increase) in regulatory assets	9,252	(17,256)	(18,273)
Change in other assets and liabilities	15,488	(25,551)	(23,118)
Net cash provided by operating activities	499,312	420,441	495,658
Cash flows from investing activities
Available-for-sale investment securities purchased	(224,335)	(528,379)	(533,956)
Principal repayments on available-for-sale investment securities	218,930	220,231	219,845
Proceeds from sale of available-for-sale investment securities	—	—	16,423
Purchases of held-to-maturity investment securities	(103,184)	(44,515)	—
Proceeds from repayments or maturities of held-to-maturity investment securities	5,720	—	—
Purchase of stock from Federal Home Loan Bank	(28,292)	(2,868)	(7,773)
Redemption of stock from Federal Home Loan Bank	28,040	4,380	7,233
Net decrease (increase) in loans held for investment	(189,352)	15,887	(194,042)
Proceeds from sale of commercial loans	7,149	36,760	52,299
Proceeds from sale of real estate acquired in settlement of loans	589	1,019	829
Proceeds from sale of real estate held for sale	—	—	1,764
Capital expenditures	(537,369)	(495,187)	(330,043)
Contributions in aid of construction	30,599	64,733	30,100
Contributions to low income housing investments	(14,499)	(17,505)	—
Acquisition of business	—	(76,323)	—
Other	13,945	6,468	856
Net cash used in investing activities	$(792,059)	$(815,299)	$(736,465)

	(Continued on next page)

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION (Continued)
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2018	2017	2016

(in thousands)
Cash flows from financing activities
Net increase in deposit liabilities	$165,880	$341,668	$523,675
Net increase (decrease) in short-term borrowings
with original maturities of three months or less	(18,999)	67,992	(103,063)
Proceeds from issuance of short-term debt	25,000	125,000	—
Repayment of short-term debt	(50,000)	(75,000)	—
Net increase (decrease) in retail repurchase agreements	26,556	61,776	(43,601)
Proceeds from other bank borrowings	696,000	59,500	180,835
Repayments of other bank borrowings	(701,000)	(123,034)	(272,902)
Proceeds from issuance of long-term debt	250,000	532,325	115,000
Repayment of long-term debt and funds transferred for redemption
of special purpose revenue bonds	(53,887)	(465,000)	(75,000)
Withheld shares for employee taxes on vested share-based compensation	(996)	(3,828)	(2,416)
Net proceeds from issuance of common stock	—	—	13,220
Common stock dividends	(134,987)	(134,873)	(117,274)
Preferred stock dividends of subsidiaries	(1,890)	(1,890)	(1,890)
Other	(1,603)	(6,349)	2,197
Net cash provided by financing activities	200,074	378,287	218,781
Net decrease in cash and cash equivalents	(92,673)	(16,571)	(22,026)
Cash and cash equivalents, January 1	261,881	278,452	300,478
Cash and cash equivalents, December 31	$169,208	$261,881	$278,452
Note: See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

CONSOLIDATED CAPITAL STRUCTURE
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

December 31		2018	2017	2016	2015	2014
(in thousands)

Short-term borrowings - other than bank [1]		$73,992	$117,945	$—	$103,063	$118,972
Long-term debt - other than bank [1]
Long-term debt of electric utility subsidiaries [2]		1,418,802	1,368,479	1,319,260	1,278,702	1,199,025
Hamakua Energy, LLC 4.02% notes, due 2030		63,438	67,325	—	—	—
HEI 5.67% senior notes, due 2021		50,000	50,000	50,000	50,000	50,000
HEI 3.99% senior notes, due 2023		50,000	50,000	50,000	50,000	50,000
HEI 4.58% senior notes, due 2025		50,000	—	—	—	—
HEI 4.72% senior notes, due 2028		100,000	—	—	—	—
HEI 2.99% term loan, due 2022		150,000	150,000	—	—	—
HEI term loan LIBOR + .75%, paid in 2017		—	—	125,000	125,000	125,000
HEI term loan LIBOR + .75%, paid in 2017		—	—	75,000	—	—
HEI 4.41% senior notes, paid in 2016		—	—	—	75,000	75,000
Less HEI and Hamakua Energy, LLC unamortized debt issuance cost		(2,599)	(2,007)	(241)	(334)	(478)
		1,879,641	1,683,797	1,619,019	1,578,368	1,498,547

Preferred stock of subsidiaries -
not subject to mandatory redemption		34,293	34,293	34,293	34,293	34,293
Shareholders' equity
Preferred stock		—	—	—	—	—
Common stock		1,669,267	1,662,491	1,660,910	1,629,136	1,521,297
Retained earnings		543,623	476,836	438,972	324,766	296,654
Accumulated other comprehensive loss, net of tax benefits		(50,610)	(41,941)	(33,129)	(26,262)	(27,378)
		2,162,280	2,097,386	2,066,753	1,927,640	1,790,573
		$4,150,206	$3,933,421	$3,720,065	$3,643,364	$3,442,385

LONG-TERM DEBT MATURITIES as of December 31, 2018
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

	2019	2020	2021	2022	2023	Thereafter	Total
(in thousands)
Long-term debt - other than bank [1]
Electric utilities[2]	$—	$96,000	$—	$52,000	$100,000	$1,178,546	$1,426,546
HEI	—	—	50,000	150,000	50,000	150,000	400,000
Hamakua Energy, LLC	3,739	3,669	3,864	4,146	4,325	43,695	63,438
Less unamortized debt issuance cost							(10,343)
	$3,739	$99,669	$53,864	$206,146	$154,325	$1,372,241	$1,879,641
Note:		See HEI's Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year. Periods prior to January 1, 2016 reflect the retrospective adoption of ASU No. 2015-03.
[1]		Excludes deposit liabilities, other bank borrowings and intercompany borrowings.
[2]		See pages 14 and 15 for additional information.

GAAP EARNINGS AND RETURN ON AVERAGE COMMON EQUITY BY COMPANY
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited

Years ended December 31	2018	2017	2016	2015	2014
(dollars in thousands)
Net income (loss) for common stock by company
Electric utilities
Hawaiian Electric	$98,260	$81,894	$99,926	$92,794	$96,677
Hawaii Electric Light	24,481	20,146	21,255	20,755	18,689
Maui Electric	20,912	17,911	21,136	22,165	22,275

Utilities consolidated	143,653	119,951	142,317	135,714	137,641
ASB	82,509	66,997	57,279	54,730	51,301
HEI and other	(24,388)	(21,651)	48,660	(30,567)	(20,813)
Consolidated HEI	$201,774	$165,297	$248,256	$159,877	$168,129

Diluted earnings per common share	$1.85	$1.52	$2.29	$1.50	$1.63

Return on average common equity by company (simple average)
Electric utilities
Hawaiian Electric	7.4%	6.5%	8.3%	8.0%	8.7%
Hawaii Electric Light	8.4	7.0	7.3	7.2	6.7
Maui Electric	7.6	6.8	8.1	8.5	8.8
Utilities consolidated	7.6	6.6	8.1	8.0	8.4
ASB	13.3	11.3	10.1	10.0	9.7
Consolidated HEI	9.5%	7.9%	12.4%	8.6%	9.6%

NON-GAAP (CORE) EARNINGS AND RETURN ON AVERAGE COMMON EQUITY [1]
Hawaiian Electric Industries, Inc. and Subsidiaries
Unaudited
Years ended December 31	2018	2017	2016	2015	2014
(dollars in millions, except per share amounts)
Core net income	$201.8	$179.5	$190.1	$175.7	$173.0

Core diluted earnings per common share	$1.85	$1.65	$1.75	$1.65	$1.68

Adjusted return on average common
equity (simple average)	9.5%	8.6%	9.5%	9.4%	9.8%
Note: Columns may not foot due to rounding
[1]	See the reconciliation of GAAP to non-GAAP measures in the Appendix.

SELECTED FINANCIAL INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2018		2017	2016	2015	2014
(in thousands)

CAPITAL STRUCTURE[1]
Long-term debt, net, including current portion[2]	$1,418,802		$1,368,479	$1,319,260	$1,278,702	$1,199,025
Preferred stock	34,293		34,293	34,293	34,293	34,293
Common stock equity	1,957,641		1,845,283	1,799,787	1,728,325	1,682,144
	$3,410,736		$3,248,055	$3,153,340	$3,041,320	$2,915,462
CAPITAL STRUCTURE RATIOS (%) [1,2]
Long-term debt, net, including current portion	41.6		42.1	41.8	42.1	41.1
Preferred stock	1.0		1.1	1.1	1.1	1.2
Common stock equity	57.4		56.8	57.1	56.8	57.7
	100.0		100.0	100.0	100.0	100.0
KEY FINANCIAL RATIOS (%)
Ratio of earnings to fixed charges (SEC method)	N/A		3.64	4.11	3.97	4.04
Authorized return on rate base [3]
Hawaiian Electric	7.57		7.57	8.11	8.11	8.11
Hawaii Electric Light	7.80		7.80	8.31	8.31	8.31
Maui Electric	7.43		7.34	7.34	7.34	7.34
Earned rate-making return on simple average rate base [4]
Hawaiian Electric	6.55		6.08	7.48	7.39	7.76
Hawaii Electric Light	6.98		6.54	6.73	6.58	6.28
Maui Electric	6.26		6.10	6.99	7.19	7.48
Authorized return on simple average common equity [3]
Hawaiian Electric	9.50		9.50	10.00	10.00	10.00
Hawaii Electric Light	9.50		9.50	10.00	10.00	10.00
Maui Electric	9.00		9.00	9.00	9.00	9.00
Earned rate-making return on simple average common equity [5]
Hawaiian Electric	7.89		6.83	9.46	9.20	9.85
Hawaii Electric Light	8.08		7.30	7.61	7.49	6.65
Maui Electric	7.38		6.84	8.34	8.76	9.47
Book return on simple average common equity [6]
Hawaiian Electric	7.36		6.46	8.26	8.02	8.74
Hawaii Electric Light	8.41		6.97	7.28	7.22	6.71
Maui Electric	7.59		6.76	8.08	8.52	8.81

RATE BASE (in millions, simple average)
Hawaiian Electric	$2,125	[7]	$1,975	$1,879	$1,814	$1,756
Hawaii Electric Light	505	[7]	490	482	479	476
Maui Electric	462	[7]	438	431	440	439
	$3,092		$2,903	$2,792	$2,733	$2,671
DEPRECIATION AND AFUDC (%)
Composite annual depreciation rate	3.2		3.2	3.2	3.2	3.1
Accumulated depreciation as percent of gross plant [1]	N/A		34.0	34.5	34.6	35.0
Weighted-average AFUDC rate	7.3		7.7	7.6	7.6	7.7

[1] At December 31.
[2]	Financial data for periods prior to January 1, 2016 has been updated to reflect the retrospective adoption of ASU No. 2015-03.
[3]	Reflects latest final or interim decision and order as of the end of the respective years.
[4]	Based on recorded income and average rate base, both adjusted for items not included in determining electric rates.
[5]	This calculation is based on recorded income and the average common equity capitalization of the average rate base, both adjusted for items not included in determining electric rates.
[6]	Based on recorded net income divided by average common equity, simple average method.
[7]	The 12/31/18 rate base amounts for Hawaiian Electric, Hawaii Electric Light and Maui Electric were $2,222, $515 and $474, respectively.

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2018	2017	2016	2015	2014
(in thousands)
Revenues	$2,546,525	$2,257,566	$2,094,368	$2,335,166	$2,987,323
Expenses
Fuel oil	760,528	587,768	454,704	654,600	1,131,685
Purchased power	639,307	586,634	562,740	594,096	722,008
Other operation and maintenance [1]	461,491	411,907	399,931	413,089	410,612
Depreciation	203,626	192,784	187,061	177,380	166,387
Taxes, other than income taxes	239,912	214,949	199,862	221,885	280,863
Total expenses [1]	2,304,864	1,994,042	1,804,298	2,061,050	2,711,555
Operating income [1]	241,661	263,524	290,070	274,116	275,768
Allowance for equity funds used during construction	10,877	12,483	8,325	6,928	6,771
Retirement defined benefits expense - other than service costs[1]	(3,631)	(6,003)	(5,602)	—	—
Interest expense and other charges, net	(73,348)	(69,637)	(66,824)	(66,370)	(64,757)
Allowance for borrowed funds used during construction	4,867	4,778	3,144	2,457	2,579
Income before income taxes	180,426	205,145	229,113	217,131	220,361
Income taxes	34,778	83,199	84,801	79,422	80,725
Net income	145,648	121,946	144,312	137,709	139,636
Preferred stock dividends of subsidiaries	915	915	915	915	915
Net income attributable to Hawaiian Electric	144,733	121,031	143,397	136,794	138,721
Preferred stock dividends of Hawaiian Electric	1,080	1,080	1,080	1,080	1,080
Net income for common stock	143,653	119,951	142,317	135,714	137,641
Retained earnings, January 1	1,124,193	1,091,800	1,043,082	997,773	948,624
Reclass of AOCI for tax rate reduction impact	—	209	—	—	—
Common stock dividends	(103,305)	(87,767)	(93,599)	(90,405)	(88,492)
Retained earnings, December 31	$1,164,541	$1,124,193	$1,091,800	$1,043,082	$997,773
Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and
Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.
[1]	Amounts for periods prior to December 31, 2018 (but after December 31, 2015) have been updated to reflect the retrospective adoption of ASU No. 2017-07.

CONSOLIDATED BALANCE SHEETS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2018	2017	2016	2015	2014
(in thousands)
ASSETS
Property, plant and equipment
Utility property, plant and equipment [1]	$7,092,483	$6,717,311	$6,327,102	$6,037,712	$5,753,965
Less accumulated depreciation	(2,577,342)	(2,476,352)	(2,369,282)	(2,266,004)	(2,175,510)
Utility property, plant and equipment, net [1]	4,515,141	4,240,959	3,957,820	3,771,708	3,578,455
Nonutility property, plant and equipment, less accumulated depreciation	6,961	7,580	7,407	7,272	6,563
Total property, plant and equipment, net [1]	4,522,102	4,248,539	3,965,227	3,778,980	3,585,018
Current assets
Cash and equivalents	35,877	12,517	74,286	24,449	13,762
Customer accounts receivable, net	177,896	127,889	123,688	132,778	158,484
Accrued unbilled revenues, net	121,738	107,054	91,693	84,509	137,374
Other accounts receivable, net	6,215	7,163	5,233	10,408	4,283
Fuel oil stock, at average cost	79,935	86,873	66,430	71,216	106,046
Materials and supplies, at average cost	55,204	54,397	53,679	54,429	57,250
Prepayments and other	32,118	25,355	23,100	36,640	33,468
Regulatory assets	71,016	88,390	66,032	72,231	71,421
Total current assets	579,999	509,638	504,141	486,660	582,088
Other long-term assets
Regulatory assets	762,410	780,907	891,419	824,500	833,843
Other	102,992	91,529	71,116	75,983	82,640
Total other long-term assets	865,402	872,436	962,535	900,483	916,483
Total assets [1]	$5,967,503	$5,630,613	$5,431,903	$5,166,123	$5,083,589
CAPITALIZATION AND LIABILITIES
Capitalization
Common stock equity	$1,957,641	$1,845,283	$1,799,787	$1,728,325	$1,682,144
Cumulative preferred stock - not subject to mandatory redemption	34,293	34,293	34,293	34,293	34,293
Long-term debt, net [2]	1,418,802	1,318,516	1,319,260	1,278,702	1,199,025
Total capitalization	3,410,736	3,198,092	3,153,340	3,041,320	2,915,462
Current liabilities
Current portion of long-term debt	—	49,963	—	—	—
Short-term borrowings from non-affiliate	25,000	4,999	—	—	—
Accounts payable	171,791	159,610	117,814	114,846	163,934
Interest and preferred dividends payable	23,215	22,575	22,838	23,111	22,316
Taxes accrued	233,333	199,101	172,730	191,084	250,402
Regulatory liabilities	17,977	3,401	3,762	2,204	632
Other	60,003	59,456	55,221	54,079	61,664
Total current liabilities	531,319	499,105	372,365	385,324	498,948
Deferred credits and other liabilities
Deferred income taxes	383,197	394,041	733,659	654,806	573,439
Regulatory liabilities	932,259	877,369	406,931	369,339	344,217
Unamortized tax credits	91,522	90,369	88,961	84,214	79,492
Defined benefit pension and other postretirement benefit plans liability	503,659	472,948	599,726	552,974	595,395
Other	114,811	98,689	76,921	78,146	76,636
Total deferred credits and other liabilities	2,025,448	1,933,416	1,906,198	1,739,479	1,669,179
Total capitalization and liabilities [1]	$5,967,503	$5,630,613	$5,431,903	$5,166,123	$5,083,589
Note: See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and Hawaiian Electric
Company, Inc. and subsidiaries' Form 10-K for each year.
[1]
Periods prior to December 31, 2018 have been updated to reflect the reclassification of contributions in aid of construction balances from liabilities to “Total property, plant and equipment, net”,which reduced the respective balances.

[2]	Amounts for periods prior to January 1, 2016 have been updated to reflect the retrospective adoption of ASU No. 2015-03.

CONSOLIDATED STATEMENTS OF CASH FLOWS INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2018	2017	2016
(in thousands)
Cash flows from operating activities
Net income	$145,648	$121,946	$144,312
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	203,626	192,784	187,061
Other amortization	26,602	8,498	6,935
Deferred income taxes	(7,982)	38,037	74,386
Allowance for equity funds used during construction	(10,877)	(12,483)	(8,325)
Other	(1,570)	(1,066)	(3,700)
Changes in assets and liabilities
Decrease (decrease) in accounts receivable	(50,917)	2,914	8,551
Decrease (increase) in accrued unbilled revenues	(14,684)	(15,361)	(7,184)
Decrease (increase) in fuel oil stock	6,938	(20,443)	4,786
Decrease (increase) in materials and supplies	(807)	(718)	750
Decrease (increase) in regulatory assets	9,252	(17,256)	(18,273)
Increase (decrease) in accounts payable	24,358	25,734	(10,614)
Change in prepaid and accrued income taxes, tax credits and revenue taxes	25,036	29,862	2,123
Increase in defined benefit pension and other postretirement
benefit plans liability	18,746	604	484
Change in other assets and liabilities	20,244	(17,866)	(11,375)
Net cash provided by operating activities	393,613	335,186	369,917
Cash flows from investing activities
Capital expenditures	(445,863)	(441,598)	(320,437)
Contributions in aid of construction	30,599	64,733	30,100
Other	10,082	4,578	2,138
Net cash used in investing activities	(405,182)	(372,287)	(288,199)
Cash flows from financing activities
Common stock dividends	(103,305)	(87,767)	(93,599)
Preferred stock dividends of Hawaiian Electric and subsidiaries	(1,995)	(1,995)	(1,995)
Proceeds from issuance of common stock	70,700	14,000	24,000
Proceeds from issuance of long-term debt	100,000	315,000	40,000
Funds transferred for redemption of special purpose revenue bonds	(50,000)	(265,000)	—
Net increase (decrease) in short-term borrowings from non-affiliates and affiliate with original
maturities of three months or less	(4,999)	4,999	—
Proceeds from other borrowings	25,000	—	—
Other	(472)	(3,905)	(287)
Net cash provided by (used in) financing activities	34,929	(24,668)	(31,881)
Net increase (decrease) in cash and cash equivalents	23,360	(61,769)	49,837
Cash and cash equivalents, January 1	12,517	74,286	24,449
Cash and cash equivalents, December 31	$35,877	$12,517	$74,286
Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and
Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

CUMULATIVE PREFERRED STOCK NOT SUBJECT TO MANDATORY REDEMPTION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31					2018	2017	2016	2015	2014
(dollars in thousands, except par values)

				Shares outstanding
		Par value		12/31/2018
C	4.25%	$ 20	Hawaiian Electric	150,000	$3,000	$3,000	$3,000	$3,000	$3,000
D	5.00	20	Hawaiian Electric	50,000	1,000	1,000	1,000	1,000	1,000
E	5.00	20	Hawaiian Electric	150,000	3,000	3,000	3,000	3,000	3,000
H	5.25	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
I	5.00	20	Hawaiian Electric	89,657	1,793	1,793	1,793	1,793	1,793
J	4.75	20	Hawaiian Electric	250,000	5,000	5,000	5,000	5,000	5,000
K	4.65	20	Hawaiian Electric	175,000	3,500	3,500	3,500	3,500	3,500
G	7.625	100	Hawaii Electric Light	70,000	7,000	7,000	7,000	7,000	7,000
H	7.625	100	Maui Electric	50,000	5,000	5,000	5,000	5,000	5,000
				1,234,657	$34,293	$34,293	$34,293	$34,293	$34,293
Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and
	Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year.

LONG-TERM DEBT
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2018	2017	2016	2015	2014
(in thousands)
OBLIGATIONS TO THE STATE OF HAWAII FOR THE
REPAYMENT OF SPECIAL PURPOSE REVENUE BONDS
Hawaiian Electric
Refunding series 2005A, 4.80%, due 2025	$—	$—	$—	$—	$40,000
Series 2007A, 4.65%, due 2037	—	—	100,000	100,000	100,000
Refunding series 2007B, 4.60%, due 2026	—	—	62,000	62,000	62,000
Series 2009, 6.50%, due 2039	90,000	90,000	90,000	90,000	90,000
Refunding series 2015, 3.25%, due 2025	40,000	40,000	40,000	40,000	—
Refunding series 2017A, 3.10%, due 2026	62,000	62,000	—	—	—
Refunding series 2017B, 4.00%, due 2037	100,000	100,000	—	—	—
	292,000	292,000	292,000	292,000	292,000

Hawaii Electric Light
Refunding series 2005A, 4.80%, due 2025	—	—	—	—	5,000
Series 2007A, 4.65%, due 2037	—	—	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	—	—	8,000	8,000	8,000
Series 2009, 6.50%, due 2039	60,000	60,000	60,000	60,000	60,000
Refunding series 2015, 3.25%, due 2025	5,000	5,000	5,000	5,000	—
Refunding series 2017A, 3.10%, due 2026	8,000	8,000	—	—	—
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	—	—	—
	93,000	93,000	93,000	93,000	93,000

Maui Electric
Refunding series 2005A, 4.80%, due 2025	—	—	—	—	2,000
Series 2007A, 4.65%, due 2037	—	—	20,000	20,000	20,000
Refunding series 2007B, 4.60%, due 2026	—	—	55,000	55,000	55,000
Refunding series 2015, 3.25%, due 2025	2,000	2,000	2,000	2,000	—
Refunding series 2017A, 3.10%, due 2026	55,000	55,000	—	—	—
Refunding series 2017B, 4.00%, due 2037	20,000	20,000	—	—	—
	77,000	77,000	77,000	77,000	77,000
	462,000	462,000	462,000	462,000	462,000
Less funds on deposit with trustees	—	—	—	—	—
	$462,000	$462,000	$462,000	$462,000	$462,000

				(Continued on next page)

LONG-TERM DEBT (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

December 31	2018	2017	2016	2015	2014
(in thousands)
OTHER LONG-TERM DEBT (UNSECURED)
Taxable unsecured senior notes:
Hawaiian Electric, 4.38%, Series 2018A, due 2028	$52,000	$—	$—	$—	$—
Hawaii Electric Light, 4.38%, Series 2018A, due 2028	9,000	—	—	—	—
Maui Electric, 4.38%, Series 2018A, due 2028	6,500	—	—	—	—
Hawaiian Electric, 4.53%, Series 2018B, due 2033	12,500	—	—	—	—
Hawaii Electric Light, 4.53%, Series 2018B, due 2033	3,000	—	—	—	—
Maui Electric, 4.53%, Series 2018B, due 2033	2,000	—	—	—	—
Hawaiian Electric, 4.72%, Series 2018C, due 2048	10,500	—	—	—	—
Hawaii Electric Light, 4.72%, Series 2018C, due 2048	3,000	—	—	—	—
Maui Electric, 4.72%, Series 2018C, due 2048	1,500	—	—	—	—
Hawaiian Electric, 4.31%, Series 2017A, due 2047	40,000	40,000	—	—	—
Maui Electric, 4.31%, Series 2017A, due 2047	10,000	10,000	—	—	—
Hawaiian Electric, 4.54%, Series 2016A, due 2046	40,000	40,000	40,000	—	—
Hawaiian Electric, 5.23%, Series 2015A, due 2045	50,000	50,000	50,000	50,000	—
Hawaii Electric Light, 5.23%, Series 2015A, due 2045	25,000	25,000	25,000	25,000	—
Maui Electric, 5.23%, Series 2015A, due 2045	5,000	5,000	5,000	5,000	—
Hawaii Electric Light, 3.83%, Series 2013A, due 2020	14,000	14,000	14,000	14,000	14,000
Hawaiian Electric, 4.45%, Series 2013A, due 2022	40,000	40,000	40,000	40,000	40,000
Hawaii Electric Light, 4.45%, Series 2013B, due 2022	12,000	12,000	12,000	12,000	12,000
Hawaiian Electric, 4.84%, Series 2013B, due 2027	50,000	50,000	50,000	50,000	50,000
Hawaii Electric Light, 4.84%, Series 2013C, due 2027	30,000	30,000	30,000	30,000	30,000
Maui Electric, 4.84%, Series 2013A, due 2027	20,000	20,000	20,000	20,000	20,000
Hawaiian Electric, 5.65% Series 2013C, due 2043	50,000	50,000	50,000	50,000	50,000
Maui Electric, 5.65% Series 2013B, due 2043	20,000	20,000	20,000	20,000	20,000
Hawaiian Electric, 3.79%, Series 2012A, due 2018	—	30,000	30,000	30,000	30,000
Hawaii Electric Light, 3.79%, Series 2012A, due 2018	—	11,000	11,000	11,000	11,000
Maui Electric, 3.79%, Series 2012A, due 2018	—	9,000	9,000	9,000	9,000
Hawaiian Electric, 4.03%, Series 2012B, due 2020	62,000	62,000	62,000	62,000	62,000
Maui Electric, 4.03%, Series 2012B, due 2020	20,000	20,000	20,000	20,000	20,000
Hawaiian Electric, 4.55%, Series 2012C, due 2023	50,000	50,000	50,000	50,000	50,000
Hawaii Electric Light, 4.55%, Series 2012B, due 2023	20,000	20,000	20,000	20,000	20,000
Maui Electric, 4.55%, Series 2012C, due 2023	30,000	30,000	30,000	30,000	30,000
Hawaiian Electric, 4.72%, Series 2012D, due 2029	35,000	35,000	35,000	35,000	35,000
Hawaiian Electric, 5.39%, Series 2012E, due 2042	150,000	150,000	150,000	150,000	150,000
Hawaiian Electric, 4.53%, Series 2012F, due 2032	40,000	40,000	40,000	40,000	40,000
	813,000	863,000	813,000	773,000	693,000
6.50%, series 2004, Junior subordinated deferrable interest
debentures, due 2034	51,546	51,546	51,546	51,546	51,546
Long-term debt, including amounts due within one year	1,376,546	1,326,546	1,286,546	1,206,546	1,217,946
Less current portion of long-term debt, net	—	(49,963)	—	—	—
Less unamortized debt issuance costs	(7,744)	(8,067)	(7,286)	(7,844)	(7,521)
Long-term debt, net	$1,368,802	$1,268,516	$1,279,260	$1,198,702	$1,210,425
Note:	See Hawaiian Electric Company, Inc. and subsidiaries' Consolidated Financial Statements included or incorporated in HEI's and
Hawaiian Electric Company, Inc. and subsidiaries' Form 10-K for each year. Periods prior to January 1, 2016 reflect the retrospective adoption of ASU No. 2015-03.

CUSTOMER, SALES AND REVENUE INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31		2018	2017	2016	2015	2014
SERVICE AREA
Service area (square miles)		5,815	5,815	5,815	5,815	5,815
Service area population (estimated, in thousands)		n/a	1,355	1,357	1,353	1,345
CUSTOMER ACCOUNTS [1]
Residential		407,505	406,241	402,818	400,655	398,256
Commercial		54,075	53,732	55,089	54,878	54,924
Large light and power		696	656	670	659	596
Other		813	1,596	1,585	1,608	1,640
		463,089	462,225	460,162	457,800	455,416
CUSTOMER ACCOUNTS BY COMPANY [1]
Hawaiian Electric		305,456	304,948	304,261	302,958	301,953
Hawaii Electric Light		85,758	85,925	85,029	84,309	83,421
Maui Electric		71,875	71,352	70,872	70,533	70,042
Consolidated		463,089	462,225	460,162	457,800	455,416
KILOWATTHOUR SALES (millions)
Residential		2,411	2,334	2,333	2,396	2,380
Commercial		2,811	2,868	2,911	2,978	3,022
Large light and power		3,425	3,443	3,555	3,533	3,524
Other		42	45	46	50	50
		8,689	8,690	8,845	8,957	8,976
KILOWATTHOUR SALES MIX (%)
Residential		27.7	26.9	26.4	26.8	26.5
Commercial		32.4	33.0	32.9	33.3	33.7
Large light and power		39.4	39.6	40.2	39.4	39.3
Other		0.5	0.5	0.5	0.5	0.5
		100.0	100.0	100.0	100.0	100.0
KILOWATTHOUR SALES BY COMPANY (millions)
Hawaiian Electric		6,526	6,548	6,660	6,754	6,782
Hawaii Electric Light		1,064	1,047	1,067	1,065	1,062
Maui Electric		1,099	1,095	1,118	1,138	1,132
Consolidated		8,689	8,690	8,845	8,957	8,976
KILOWATTHOUR SALES GROWTH BY COMPANY (%)
Hawaiian Electric		(0.4)	(1.7)	(1.4)	(0.4)	(1.1)
Hawaii Electric Light		1.6	(2.0)	0.2	0.2	(1.3)
Maui Electric		0.4	(2.1)	(1.8)	0.5	(0.2)
Consolidated		—	(1.8)	(1.3)	(0.2)	(1.0)
RENEWABLE GENERATION RPS (%) [2]
Hawaiian Electric		22	21	19	17	15
Hawaii Electric Light [3]		44	57	54	49	47
Maui Electric		38	34	37	35	34
Consolidated		27	27	26	23	21
Source: State of Hawaii Data Book 2014 (prior years)
[1]	At December 31
[2]		Renewable generation as a % of total sales, excluding electrical energy savings from Energy Efficiency and Solar Water Heating technologies that do not count toward RPS Standards beginning January 1, 2015.
[3]		The lower RPS% for Hawaii Electric Light in 2018 is due to the fact that third-party owned Puna Geothermal Venture (PGV) was offline beginning May 2018 due to lava flow on Hawaii Island.
n/a	Not available				(Continued on next page)

CUSTOMER, SALES AND REVENUE INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2018	2017	2016	2015	2014
REVENUES (thousands)
Electric sales revenue
Residential	$788,028	$691,857	$638,776	$709,886	$879,605
Commercial	843,326	766,921	711,553	798,202	1,027,588
Large light and power	882,443	776,808	720,878	802,366	1,051,119
Other	12,410	12,009	11,306	13,356	17,163
Total electric sales revenues	2,526,207	2,247,595	2,082,513	2,323,810	2,975,475
Other revenues	20,318	9,971	11,855	11,356	11,848
Total revenues	$2,546,525	$2,257,566	$2,094,368	$2,335,166	$2,987,323
Less:
Fuel oil	760,528	587,768	454,704	654,600	1,131,685
Purchased power	639,307	586,634	562,740	594,096	722,008
Taxes, other than income taxes	239,913	214,949	199,862	221,885	280,863
Net revenues	$906,777	$868,215	$877,062	$864,585	$852,767
REVENUES BY COMPANY (thousands)
Hawaiian Electric	$1,802,550	$1,598,504	$1,474,384	$1,644,181	$2,142,245
Hawaii Electric Light	375,493	333,467	311,385	345,549	422,200
Maui Electric	368,700	325,678	308,705	345,517	422,965
Eliminations	(218)	(83)	(106)	(81)	(87)
Consolidated	$2,546,525	$2,257,566	$2,094,368	$2,335,166	$2,987,323
AVERAGE REVENUE PER KWH SOLD (cents)
Residential	32.69	29.64	27.38	29.62	36.96
Commercial	30.00	26.74	24.44	26.81	34.00
Large light and power	25.76	22.56	20.28	22.71	29.82
Other	29.47	26.82	24.61	27.05	34.36
	29.07	25.86	23.54	25.90	33.15
AVERAGE REVENUE PER KWH SOLD BY COMPANY (cents)
Hawaiian Electric	27.42	24.31	22.01	24.23	31.47
Hawaii Electric Light	34.93	31.68	29.00	32.29	39.59
Maui Electric	33.21	29.58	27.45	30.21	37.17
Consolidated	29.07	25.86	23.54	25.90	33.15
AVERAGE ANNUAL RESIDENTIAL USE PER CUSTOMER BY COMPANY (KWH)
Hawaiian Electric	5,921	5,829	5,856	6,052	6,036
Hawaii Electric Light	5,652	5,408	5,397	5,485	5,514
Maui Electric	6,258	6,000	6,067	6,351	6,408
Consolidated	5,923	5,779	5,806	5,996	6,000
Average monthly electric sales revenue per residential customer	$161	$143	$132	$148	$185

POWER SUPPLY INFORMATION
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2018	2017	2016	2015	2014
ENERGY NET GENERATED AND PURCHASED (millions of KWH)
Net generated
Fuel oil
Steam-conventional	3,743	3,703	3,799	3,948	4,013
Combustion turbine	44	46	22	35	19
Diesel	214	245	230	220	192
Combined-cycle	884	829	835	846	842
	4,885	4,823	4,886	5,049	5,066
Biofuels	62	55	37	54	42
Hydro and wind	19	10	17	22	23
Total net generated	4,966	4,888	4,940	5,125	5,131
Purchased
Non-renewable	2,847	2,851	2,918	2,956	2,978
Renewable [1]	1,292	1,396	1,431	1,352	1,329
Total purchased	4,139	4,247	4,349	4,308	4,307
	9,105	9,135	9,289	9,433	9,438
GENERATION MIX (%)
Fuel oil
Steam-conventional	41.1	40.5	40.9	41.9	42.6
Combustion turbine	0.5	0.5	0.2	0.4	0.2
Diesel	2.3	2.7	2.5	2.3	2.0
Combined-cycle	9.7	9.1	9.0	9.0	8.9
	53.6	52.8	52.6	53.6	53.7
Biofuels	0.7	0.6	0.4	0.6	0.5
Hydro and wind	0.2	0.1	0.2	0.2	0.2
Total generation	54.5	53.5	53.2	54.4	54.4
Purchased
Non-renewable	31.3	31.2	31.4	31.3	31.5
Renewable [1]	14.2	15.3	15.4	14.3	14.1
Total purchased	45.5	46.5	46.8	45.6	45.6
	100.0	100.0	100.0	100.0	100.0

[1]	Includes firm and non-firm renewable generation; does not include generation associated with Net Energy Metering (NEM) and Grid Supply customers.
				(Continued on next page)

POWER SUPPLY INFORMATION (Continued)
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited

Years ended December 31	2018	2017	2016	2015	2014
SYSTEM CAPABILITY (MW) [1,2]
Company-owned generation
Steam-conventional	1,086	1,086	1,085	1,085	1,207
Combustion turbine	280	150	150	150	150
Diesel	146	146	143	151	147
Biodiesel (CIP CT-1)	57	121	121	113	113
Combined-cycle	170	170	170	170	170
	1,739	1,673	1,669	1,669	1,787
Firm purchase power contracts [4]
Non-renewable	448	448	448	448	448
Renewable	69	103	103	107	127
	517	551	551	555	575
	2,256	2,224	2,220	2,224	2,362
SYSTEM CAPABILITY BY COMPANY (MW) [1,2]
Hawaiian Electric	1,745	1,679	1,679	1,679	1,786
Hawaii Electric Light	242	277	274	274	292
Maui Electric	269	268	267	271	284
	2,256	2,224	2,220	2,224	2,362
SYSTEM PEAK LOAD BY COMPANY (MW) [3]
Hawaiian Electric	1,190	1,184	1,192	1,206	1,165
Hawaii Electric Light	191	190	189	192	188
Maui Electric	217	210	212	212	201
	1,598	1,584	1,593	1,610	1,554
FUEL OIL DATA
Barrels of fuel oil consumed (thousands)	8,653	8,546	8,501	8,762	8,728
Average fuel oil cost per barrel	$87.90	$68.78	$53.49	$74.71	$129.65
Average fuel oil cost per million BTU (cents)	1,420.2	1,114.3	862.3	1,206.5	2,087.6
Fuel oil cost per net KWH generated (cents)	15,374	12.048	9.235	12.828	22.156
BTU per net KWH generated by company
Hawaiian Electric	10,894	10,879	10,750	10,716	10,630
Hawaii Electric Light	11,067	11,087	11,412	11,205	11,221
Maui Electric	10,406	10,406	10,119	9,958	10,177
Consolidated	10,826	10,812	10,710	10,632	10,613
OTHER DATA
Losses and system uses (%)	4.4	4.7	4.6	4.8	4.7
Reserve margin (%) [3]	42.8	42.0	40.8	40.4	54.5
Annual load factor (%) [3]	65.0	65.8	66.6	66.9	69.3
Cost per KWH purchased (cents)	15.445	13.813	12.939	13.790	16.765

[1] At December 31.
[2] Excludes hydro run-of-river units.
[3] Net; noncoincident and nonintegrated.
[4]
Non-renewable firm power contracts include: AES Hawaii (AES), Kalaeloa Partners, and Hamakua Energy Partners (HEP).
Renewable firm power contracts include: Honolulu Program of Waste Energy Recovery (H-POWER) and Puna Geothermal Venture (PGV). Excludes purchased power contracts with variable generation (e.g. non-firm wind, PV, hydro) resources.

SELECTED INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2018	2017	2016	2015	2014

CAPITAL RATIOS (%)
Common equity tier 1
ASB	12.80	12.95	12.17	12.07	N/A
Requirement	4.50	4.50	4.50	4.50	N/A
Tier 1 capital
ASB	12.80	12.95	12.17	12.07	11.28
Requirement	6.00	6.00	6.00	6.00	4.00
Total capital
ASB	13.93	14.20	13.42	13.27	12.35
Requirement	8.00	8.00	8.00	8.00	8.00
Tier 1 leverage
ASB	8.70	8.58	8.59	8.82	8.91
Requirement	4.00	4.00	4.00	4.00	1.50
KEY STATISTICS (%)
Return on average assets
ASB	1.20	1.02	0.92	0.95	0.95
Peers [1]	1.27	0.95	1.03	0.99	1.03
High performing peers [1]	1.64	1.17	1.19	1.24	1.23
Return on average equity
ASB	13.51	11.20	9.90	9.93	9.60
Peers [1]	10.51	8.39	9.52	8.94	9.60
High performing peers [1]	14.59	11.02	10.87	11.36	11.57
Net interest margin
ASB	3.83	3.69	3.59	3.53	3.62
Peers [1]	3.69	3.50	3.49	3.62	3.63
High performing peers [1]	3.82	3.57	3.48	3.71	3.90
Revenue growth
ASB	4.64	4.51	6.54	6.09	(2.57)
Peers [1]	10.26	9.68	9.28	8.71	6.81
High performing peers [1]	9.36	6.73	5.23	5.19	6.81
Efficiency ratio
ASB	59.39	61.60	61.89	64.87	64.66
Peers [1]	55.97	57.51	57.65	60.34	62.35
High performing peers [1]	49.48	51.58	52.96	50.78	50.15
Net charge-offs to loans outstanding
ASB	0.34	0.27	0.24	0.04	0.01
Peers [1]	0.07	0.07	0.10	0.11	0.17
High performing peers [1]	0.07	0.06	0.10	0.09	0.15
OTHER DATA
Dividend paid to HEI (via ASB Hawaii) ($ in millions)	50	38	36	30	36
Loan Growth (%)	3.68	(1.52)	2.63	4.08	6.78
Branch locations [2]	49	49	52	56	56
Number of ATMs	113	113	114	116	116

[1]		Based upon publicly traded banks and thrifts with $3.5 billion to $8.0 billion in total assets, list revised annually.
High performing peers are a subset of the bank peer group generally based upon performance metrics, such as return on average assets, above the average of the entire peer group.
[2] At December 31.

STATEMENTS OF INCOME INFORMATION
American Savings Bank, F.S.B.
Unaudited

Years ended December 31	2018	2017	2016	2015	2014
(in thousands)
Interest and dividend income
Interest and fees on loans	$220,463	$207,255	$199,774	$184,782	$179,341
Interest and dividends on investment securities	37,762	28,823	19,184	15,120	11,945
Total interest and dividend income	258,225	236,078	218,958	199,902	191,286
Interest expense
Interest on deposit liabilities	13,991	9,660	7,167	5,348	5,077
Interest on other borrowings	1,548	2,496	5,588	5,978	5,731
Total interest expense	15,539	12,156	12,755	11,326	10,808
Net interest income	242,686	223,922	206,203	188,576	180,478
Provision for loan losses	14,745	10,901	16,763	6,275	6,126
Net interest income after provision for loan losses	227,941	213,021	189,440	182,301	174,352
Noninterest income
Fees from other financial services	18,937	22,796	22,384	22,211	21,747
Fee income on deposit liabilities	21,311	22,204	21,759	22,368	19,249
Fee income on other financial products	7,052	7,205	8,707	8,094	8,131
Net gains on sale of securities	—	—	598	—	2,847
Mortgage banking income	1,493	2,201	6,625	6,330	2,913
Other income, net	7,257	7,156	6,893	8,828	6,324
Total noninterest income	56,050	61,562	66,966	67,831	61,211
Noninterest expense
Compensation and employee benefits [1]	98,387	94,931	89,242	90,518	79,885
Occupancy and equipment	24,259	23,931	23,259	22,942	23,761
Data processing	14,268	13,280	13,030	12,103	11,690
Services	10,847	10,994	11,054	10,204	10,269
Other expense [1]	29,652	32,731	32,469	30,553	30,663
Total noninterest expense	177,413	175,867	169,054	166,320	156,268
Income before income taxes	106,578	98,716	87,352	83,812	79,295
Income taxes	24,069	31,719	30,073	29,082	27,994
Net income	$82,509	$66,997	$57,279	$54,730	$51,301
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.
[1]	Amounts for periods prior to December 31, 2018 (but after December 31, 2015) has been updated to reflect the retrospective adoption of ASU 2017-07.

BALANCE SHEETS INFORMATION
American Savings Bank, F.S.B.
Unaudited

December 31	2018	2017	2016	2015	2014
(in thousands)

ASSETS
Cash and cash equivalents	$126,284	$234,099	$189,211	$220,881	$161,463
Restricted cash	—	—	1,764	—	—
Investment securities
Available-for-sale investment securities, at fair value	1,388,533	1,401,198	1,105,182	820,648	550,394
Held-to-maturity investment securities, at amortized cost	141,875	44,515	—	—	—
Investment in stock of Federal Home Loan Bank, at cost	9,958	9,706	11,218	10,678	69,302
Loans receivable, net	4,792,707	4,628,381	4,701,977	4,570,412	4,397,457
Real estate acquired in settlement of loans, net	406	133	1,189	1,030	891
Other and other intangibles, net	485,941	398,437	328,626	308,916	304,525
Goodwill	82,190	82,190	82,190	82,190	82,190
Total assets	$7,027,894	$6,798,659	$6,421,357	$6,014,755	$5,566,222

LIABILITIES AND SHAREHOLDER'S EQUITY
Deposit liabilities	$6,158,852	$5,890,597	$5,548,929	$5,025,254	$4,623,415
Other borrowings	110,040	190,859	192,618	328,582	290,656
Other	124,613	110,356	101,635	101,029	118,363
Total liabilities	6,393,505	6,191,812	5,843,182	5,454,865	5,032,434

Common stock	347,171	345,019	342,705	340,497	338,412
Retained earnings	325,286	292,957	257,943	236,664	211,934
Accumulated other comprehensive loss, net of tax benefits	(38,068)	(31,129)	(22,473)	(17,271)	(16,558)
Total shareholder's equity	634,389	606,847	578,175	559,890	533,788
Total liabilities and shareholder's equity	$7,027,894	$6,798,659	$6,421,357	$6,014,755	$5,566,222
Note: See Bank segment footnote in HEI's Notes to Consolidated Financial Statements included or incorporated in HEI's Form 10-K for each year.

STATE OF HAWAII INFORMATION
Unaudited

Years ended December 31, except as noted		2018	2017	2016	2015	2014

POPULATION BY COUNTY (thousands) [1]
Honolulu		n/a	989	993	993	988
Hawaii		n/a	200	198	196	194
Maui		n/a	166	166	164	163
Kauai		n/a	72	72	72	71
		n/a	1,427	1,429	1,425	1,416

VISITOR DATA
Visitor arrivals by air (thousands)		9,827	9,257	8,822	8,563	8,196
Visitor days by air (thousands)		88,009	83,412	79,669	78,086	74,983
Visitor expenditures by air (millions)		17,778	16,734	15,754	14,938	14,809

Year-over-year change (%)
Visitor arrivals by air		5.9	4.9	3.0	4.5	2.4
Visitor days		5.4	4.7	2.3	4.1	1.3
Visitor expenditures by air		6.9	6.2	5.5	0.9	3.2

CONSTRUCTION INDUSTRY DATA (millions)
Value of private building permits authorized [2]		$3,269	$3,128	$3,241	$3,964	$3,315
Government contracts awarded		$1,948	$1,192	$1,673	$1,555	$1,097
Estimated value of completed construction		n/a	$8,384	$8,288	$8,112	$7,024

OTHER DATA
Real gross state product (billions of 2009 $s)		$80.3	$75.2	$74.0	$72.7	$69.7
Honolulu Consumer Price Index (% change)		2.0	2.5	2.0	1.0	1.4
Total non-agriculture wage and salary jobs (thousands) [3]		660.5	654.8	647.6	638.6	627.2
Unemployment rate (average annual %)		2.3	2.5	3.0	3.6	4.4
Note: Columns may not foot due to rounding.
Sources: State of Hawaii Data Book 2016 (prior years), Hawaii State Department of Business, Economic Development & Tourism, Hawaii Tourism
Authority, United States Department of Labor, Bureau of Labor Statistics, and U.S. Census Bureau.
[1]		Resident population estimates, including military personnel, excluding visitors, as of July 1. Data for 2018 not available at time of printing.
[2]	Excludes public construction.
[3]		Not seasonally adjusted and excludes estimations for Agriculture jobs (per Hawaii Department of Labor and Industrial Relations).
n/a	Not available

Appendix
EXPLANATION OF HEI’S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES
HEI and Hawaiian Electric Company management use certain non-GAAP measures to evaluate the performance of HEI and the utility. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies’ core operating activities. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP1 earnings to non-GAAP core earnings (including diluted earnings per common share), the return on average common equity (ROACE) and the adjusted non-GAAP core ROACE for HEI consolidated and the utility.
The reconciling adjustments from GAAP earnings to core earnings include income, costs and associated taxes related to the terminated merger between HEI and NextEra Energy, Inc., the cancelled spin-off of ASB Hawaii, Inc. and the terminated liquefied natural gas (LNG) contract which required the Hawaii Public Utilities Commission approval of the merger with NextEra Energy, Inc. For more information on the transactions, see HEI’s Form 8-K filed on July 18, 2016, and HEI’s Form 8-K filed on July 19, 2016. In addition, the reconciling adjustments from GAAP earnings to core earnings also exclude the impact of the federal tax reform act due to the adjustment of deferred tax balances and the $1,000 employee bonuses paid by the bank related to federal tax reform. Management does not consider these items to be representative of the company’s fundamental core earnings. Management has shown adjusted non-GAAP (core) net income and adjusted non-GAAP (core) diluted earnings per common share in order to provide better comparability of core net income, EPS and ROACE between periods.

RECONCILIATION OF GAAP[1] TO NON-GAAP MEASURES
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions, except per share amounts)

Years ended December 31	2018	2017	2016	2015	2014
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$201.8	$165.3	$248.3	$159.9	$168.1
Excluding special items (after-tax):
(Income) expenses related to the terminated merger with NextEra Energy
and cancelled spin-off of ASB Hawaii	—	—	(60.3)	15.8	4.9
Costs related to the terminated LNG contract[2]	—	—	2.1	—	—
Bonus related to enactment of federal tax reform[3]	—	0.7	—	—	—
Federal tax reform impacts[4]	—	13.4	—	—	—
Non-GAAP (core) net income	$201.8	$179.5	$190.1	$175.7	$173.0
HEI CONSOLIDATED DILUTED EARNINGS PER COMMON SHARE (EPS)
GAAP (as reported)	$1.85	$1.52	$2.29	$1.50	$1.63
Non-GAAP (core)	$1.85	$1.65	$1.75	$1.65	$1.68
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	9.5%	7.9%	12.4%	8.6%	9.6%
Based on non-GAAP (core)[5]	9.5%	8.6%	9.5%	9.4%	9.8%
Hawaiian Electric Company, Inc. and Subsidiaries
UTILITY NET INCOME
GAAP (as reported)	$143.7	$120.0	$142.3	$135.7	$137.6
Excluding special items (after-tax):
Costs related to the terminated merger with Next Era Energy	—	—	0.1	0.5	—
Costs related to the terminated LNG contract[2]	—	—	2.1	—	—
Federal tax reform impacts[4]	—	9.2	—	—	—
Non-GAAP (core)	$143.7	$129.1	$144.5	$136.2	$137.6
UTILITY RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	7.6%	6.6%	8.1%	8.0%	8.4%
Based on non-GAAP (core)[5]	7.6%	7.1%	8.2%	8.0%	8.4%

Note: Columns may not foot due to rounding
[1] Accounting principles generally accepted in the United States of America
[2]	The LNG contract was terminated as it was conditioned on the merger with NextEra Energy closing
[3]	Bonus paid by American Savings Bank related to enactment of federal tax reform
[4]	Reflects the lower rates enacted by federal tax reform, primarily the adjustments to reduce the unregulated net deferred tax asset balances
[5] Calculated as core net income divided by average GAAP common equity